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               SECOND AMENDMENT TO MAY 27, 1992 LICENSE AGREEMENT

         This Second Amendment to May 27, 1992 License Agreement (the "Amendment") is entered into effective as of the 18th day of September, 1998 by and between the Arizona Board of Regents for The University of Arizona (the "University") and IgX Corp., a Delaware corporation having a principal place of business at One Springfield Avenue, Summit, New Jersey 07901 (the "Company").

         WHEREAS, the parties hereto have previously entered into that certain License Agreement dated May 27, 1992 (the "Original License Agreement"), pursuant to which the Company was granted an exclusive, worldwide license for use in humans in and to that certain Invention Disclosure entitled "Hyperimmune Egg Yolks as a Source of Anti-Cryptosporidium Neutralizing Antibodies Suitable for Passive Immune Transfer" (UA 1121).

         WHEREAS, the parties hereto have previously entered into that certain First Amendment to License Agreement dated August 9, 1993 (the "First Amendment").

         WHEREAS, the parties hereto now desire to amend the Original License Agreement, as amended by the First Amendment, as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

         1. Section 1.1 of the License Agreement, as amended by the First Amendment, is hereby amended to include the following:

         "INVENTIONS" shall be defined to also include that certain Invention Disclosure entitled "Reduced Lipid Formulation of Hyperimmune Egg Yolk for Treatment of Cryptosporidium Parvum" (UA 1765).

         2. All capitalized terms used in this Amendment and not otherwise defined shall have the meaning given such terms in the Original License Agreement, as amended by the First Amendment. Except as expressly modified hereby, all other terms and conditions of the Original License Agreement, as amended by the First Amendment, shall remain in full force and effect in accordance with the respective terms thereof. In the event of a conflict between the terms and conditions contained in this Amendment and the terms and conditions of the Original License Agreement, as amended by the First Amendment, the terms and conditions of this Amendment shall prevail.

                  3. This Amendment may be executed in one or more counterparts, all of which when fully-executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, this Amendment may be signed and transmitted by


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facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, this Amendment is executed effective as of the first date written above.

University                        THE ARIZONA BOARD OF REGENTS
                                  ON BEHALF OF THE UNIVERSITY OF ARIZONA

                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


Company                           IGX CORP., a Delaware corporation

                                  By:
                                     ------------------------------------------
                                        Albert J. Henry, Chairman


         I have read this Amendment, and understand the obligations placed on me and my laboratory and other University employees under my supervision, and agree to be bound by it.

                                  ---------------------------------------------
                                  Charles R. Sterling


                                  ---------------------------------------------
                                  Vitaliano A. Cama


     [Signature Page to Second Amendment to May 27, 1992 License Agreement]


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